UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2025

INFLECTION POINT ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	IPXX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on August 21, 2024, Inflection Point Acquisition Corp. II (“Inflection Point”), USA Rare Earth, LLC (“USARE”) and IPXX Merger Sub, LLC (“Merger Sub”) entered into that certain Business Combination Agreement, dated as of August 21, 2024 (as amended on November 12, 2024 and January 30, 2025, the “Business Combination Agreement”). In connection with the proposed business combination among Inflection Point, USARE and Merger Sub (the “Business Combination”), Inflection Point filed a registration statement on Form S-4 (File No. 333-283181) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On February 14, 2025, the Registration Statement was declared effective by the SEC and on February 18, 2025, Inflection Point filed a Definitive Proxy Statement/Prospectus relating to its extraordinary general meeting scheduled to be held on March 10, 2025 (the “Definitive Proxy Statement/Prospectus”), to among other things, obtain the approvals required to consummate the Business Combination. Before you vote or invest, you should read the Definitive Proxy Statement/Prospectus and other documents that Inflection Point has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

The following information supplements and updates the information contained in the Definitive Proxy Statement/Prospectus. This prospectus supplement should be read together with the Definitive Proxy Statement/Prospectus. A copy of the Definitive Proxy Statement/Prospectus can be accessed through the following link: sec.gov/Archives/edgar/data/1970622/000121390025014537/ea0220524-07.htm

Defined terms used herein and not otherwise defined shall have the meanings set forth in the Definitive Proxy Statement/Prospectus.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The disclosure on pages 102-108 of the Definitive Proxy Statement/Prospectus under the heading “The Business Combination Proposal—Background of the Business Combination” is hereby supplemented as follows:

On February 10, 2025, Inflection Point engaged The Benchmark Company, LLC (“Benchmark”) to act as its capital markets advisor in connection with the Business Combination.

On February 25, 2025, Inflection Point engaged Canaccord Genuity LLC (“Canaccord”) to act as one of its capital markets advisors in connection with the Business Combination.

On February 25, 2025, USARE engaged Roth Capital Partners, LLC (“Roth”) to act as one of its capital markets advisors in connection with the Business Combination.

The disclosure on page 229 of the Definitive Proxy Statement/Prospectus under the heading “Information about USARE—Legal Proceedings” is hereby supplemented as follows:

A complaint was filed in Delaware Chancery Court by Ramco Asset Management, LLC (“Ramco”), US Trading Company Metals RE, LLC, and Dinsha Dynasty Trust (collectively, the “Plaintiffs”) on July 29, 2022 against USA Rare Earth, LLC (“USA Rare Earth”), Morzev Pty Ltd., Mordechai Gutnick ATF the Morzev Trust, Mordechai Gutnick, and Pini Althaus (collectively, the “Defendants”), captioned Ramco Asset Management, LLC v. USA Rare Earth, LLC, C.A. No. 2022-0665-SG (as amended, the “Complaint”). In connection with this matter and a disagreement regarding the number of units of USA Rare Earth that were issued to the Plaintiffs in transactions during 2019, the Complaint alleged causes of action for breach of contract, breach of fiduciary duty, breach of the Corporations Act (Australia), fraud and misrepresentation, and breach of the duty of good faith and fair dealing. The Complaint seeks a variety of relief, including compensatory and punitive damages, curative equity, attorneys fees and expenses and other relief as may be granted by the court. USA Rare Earth thereafter filed a motion to dismiss Plaintiffs’ claims. After motion practice and argument, the court dismissed all claims, except for Ramco’s alleged breach of contract claim and alleged breach of good faith and fair dealing as asserted against USA Rare Earth. The remaining plaintiff has not quantified its alleged damages. Ramco and USA Rare Earth are now engaged in discovery, with trial scheduled for November 2025. USA Rare Earth intends to contest this matter vigorously.

The disclosure on page 247 of the Definitive Proxy Statement/Prospectus under the heading “Description of New USARE Securities—New USARE Preferred Stock—Protective Provisions” is hereby amended and restated as follows:

Protective Provisions:    For as long as 20% of the shares of Series A Preferred Stock issued as of the Closing are held by Inflection Point Asset Management LLC, and certain other holders of Series A Preferred Stock and their respective affiliates, New USARE shall not, without the affirmative vote or action by written consent of holders of at least a majority of the issued and outstanding shares of Series A Preferred Stock (the “Requisite Holders”), take any of the following actions: (i) liquidate, dissolve or wind up the affairs of New USARE; (ii) amend, alter, or repeal any provision of the Series A Preferred Stock Certificate of Designation or any similar document of New USARE in a manner materially adverse to the Series A Preferred Stock; (iii) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security unless such security ranks junior to the Series A Preferred Stock with respect to its rights, preferences and privileges, or increase the authorized number of shares of Series A Preferred Stock; (iv) except in certain circumstances, purchase or redeem or pay any cash dividend on any capital stock ranking junior to the Series A Preferred Stock, other than stock repurchased at cost from former employees and consultants in connection with the cessation of their service or pursuant to the terms of any equity incentive plan; (v) enter into any transaction with an affiliate, other than the issuance of equity or awards to eligible participants under New USARE’s incentive plan, equity plan or equity-based compensation plan or with respect to employment, consulting or award agreements with respect to executive officers of New USARE, in each case regardless of whether such person (or such person’s affiliates) would be considered an affiliate of New USARE; or (vi) incur or guarantee any indebtedness, other than equipment leases or trade payables incurred in the ordinary course of business, if the aggregate indebtedness of New USARE and its subsidiaries for borrowed money following such action would exceed $5,000,000; provided, however, that the Series A Preferred Stock shall not be considered indebtedness for purposes of this calculation.

The description of the terms of the Series A Preferred Stock included in the Definitive Proxy Statement/Prospectus, as supplemented by this Current Report on Form 8-K, does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of amended and restated form of Series A Preferred Stock Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find It

The Business Combination will be submitted to the shareholders of Inflection Point for their consideration. Inflection Point filed the Registration Statement with the SEC, which includes a proxy statement/prospectus and certain other related documents, which serves as both the proxy statement distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to Inflection Point’s securityholders and USARE’s equityholders in connection with the completion of the Business Combination. The Registration Statement was declared effective by the SEC on February 14, 2025 and Inflection Point has mailed the Definitive Proxy Statement/Prospectus and other relevant documents to its shareholders as of the Record Date. Inflection Point’s shareholders and other interested persons are advised to read the Registration Statement, the Definitive Proxy Statement/Prospectus and documents incorporated by reference therein filed in connection with the Business Combination, in connection with Inflection Point’s solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Business Combination, as well as other documents filed with the SEC in connection with the Business Combination, as these documents contain important information about Inflection Point, USARE, and the Business Combination. Securityholders of Inflection Point and equityholders of USARE may obtain a copy of the Definitive Proxy Statement/Prospectus, as well as other documents filed by Inflection Point with the SEC that will or may be incorporated by reference therein, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Inflection Point at Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017 New York, New York 10016.

The contents of IPXX’s and USARE’s website are not incorporated into this communication.

Participants in the Solicitation

Inflection Point and its directors and executive officers may be deemed participants in the solicitation of proxies from Inflection Point’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and information regarding their interests in the Business Combination has been included in the sections entitled “Beneficial Ownership of Securities” and “The Business Combination Proposal — Interests of Certain Inflection Point Persons in the Business Combination” of the Definitive Proxy Statement/Prospectus, which is available free of charge at the SEC’s website at https://www.sec.gov/Archives/edgar/data/1970622/000121390025014537/ea0220524-07.htm.

USARE’s managers and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Inflection Point in connection with the Business Combination. A list of the names of such managers and executive officers and information regarding their interests in the Business Combination has been included in the sections entitled “Beneficial Ownership of Securities” and “The Business Combination Proposal — Interests of the USARE Directors and Executive Officers” of the Definitive Proxy Statement/Prospectus, which is available free of charge at the SEC’s website at https: https://www.sec.gov/Archives/edgar/data/1970622/000121390025014537/ea0220524-07.htm.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, projections, future business and operations regarding future mining capabilities, operations, manufacturing capacity and plant performance; projections of market opportunity and market share; USARE’s commercialization costs and timeline; USARE’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; any estimates with respect to the rare earth and critical element and mineral deposits in the Texas Round Top deposit; Inflection Point’s and USARE’s expectations with respect to future performance of USARE’s (and, after the Business Combination, the combined company’s) business; the expected funding of any investments prior to or concurrently with the Business Combination, to the extent they remain unfunded; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination. For example, any projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or, or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Inflection Point, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements and any negotiations with respect to the Business Combination; (3) the outcome of any legal proceedings that have or may be instituted against Inflection Point, USARE, the combined company, or others; (4) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Inflection Point for the Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Inflection Point or USARE, including as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Business Combination; (10) the possibility that USARE or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (12) risks related to the development of USA Rare Earth’s magnet production facility and the timing of expected production milestones, and (13) other risks and uncertainties set forth in the Definitive Proxy Statement/Prospectus, the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and similar sections in Inflection Point’s final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent Inflection Point filings with the SEC, including the Definitive Proxy Statement/Prospectus relating to the Business Combination filed by Inflection Point, and any periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The recipient of this communication should carefully consider the foregoing risk factors and the other risks and uncertainties which are more fully described in the “Risk Factors” section of the Definitive Proxy Statement/Prospectus and other documents filed by Inflection Point from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Inflection Point nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect Inflection Point and USARE’s expectations, plans, or forecasts of future events and views as of the date of this communication. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this communication. Inflection Point, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing Inflection Point’s, USARE’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this communication, and therefore undue reliance should not be placed upon the forward-looking statements. This communication contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Proposed Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination, or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Inflection Point, USARE, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Form of USA Rare Earth, Inc. Certificate of Designation of Preferences, Rights and Limitations of 12.0% Series A Cumulative Convertible Preferred Stock.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. II

Date: March 7, 2025	By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)